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                                                                    EXHIBIT 32.2

     CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Alliance Fiber Optic Products, Inc., (the "Company") on form 10-QSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anita K. Ho, the chief financial officer of Alliance Fiber Optic Products, Inc., certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 8, 2003                      /s/ Anita K. Ho
                                           -------------------------------------
                                           Anita K. Ho